UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2006

KULICKE AND SOFFA INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2101 Blair Mill Road, Willow Grove, PA	19090
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 3, 2006, Kulicke & Soffa Industries, Inc. (“K & S” or the “Company”) completed the sale to SV Probe, PTE. Ltd. and SV Probe, Inc. (collectively “SV Probe”) of substantially all of the assets and certain of the liabilities of the Company’s wafer test business, for $10.0 million in cash plus the assumption of accounts payable and certain other liabilities, subject to a post-closing working capital adjustment (the “Transaction”). K&S also retained certain accounts receivable, which were excluded from the assets sold. The Transaction was completed pursuant to an asset purchase agreement, dated as of January 25, 2006, between the Company and certain of its subsidiaries and SV Probe, as amended (the “Purchase Agreement”). The Purchase Agreement and Amendment No.1 to the Purchase Agreement are Exhibits 99.3 and 99.4 to this report and are incorporated herein by reference.

As previously disclosed, the closing related solely to the Company’s wafer test assets located in China is expected to occur within six months of this first closing, without additional consideration. The net book value of the wafer test assets located in China is approximately $2.4 million and the portion of the $10.0 million purchase price related to these assets is estimated to be approximately $0.5 million. The China asset closing is reflected in the pro forma financial statements as having occurred.

On March 6, 2006, the Company issued a press release announcing the closing of the Transaction. This press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Subject to certain limitations and conditions, the Company has agreed to indemnify SV Probe for losses related to breaches of certain representations, warranties and covenants in the Purchase Agreement and certain other matters specified in the Purchase Agreement. The representations and warranties contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and are subject to limitations agreed to by the contracting parties, including being qualified by disclosures between the parties. These representations and warranties were in certain instances made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and are in certain instances subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Accordingly, they may not be relied upon by investors as statements of factual information.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma financial information reflects the disposition of our wafer test business only, and does not reflect the disposition of our package test business. As previously announced, the sale or our package test business is scheduled to close on or about March 28, 2006. We will file pro forma financial information reflecting the sale of our package test business after that sale closes.

Unaudited Pro Forma Condensed Combined Financial Statements

The first and second paragraphs of Item 2.01 above are incorporated by reference herein.

The following unaudited pro forma condensed combined balance sheet of K&S reflects the disposition of the wafer test business as if it had occurred on December 31, 2005. The accompanying unaudited pro forma condensed combined statements of operations for the three months ended December 31, 2005 and 2004 and for the fiscal years ended September 30, 2005, 2004, and 2003 reflects the disposition of the wafer test business as if the sale had occurred on October 1, 2002. The pro forma adjustments are based on the operations of the wafer test business during the periods presented, the impact from the sale of the wafer test business and other transactions associated with the disposition. These adjustments have been made to illustrate the anticipated financial effect of the sale of the wafer test business and are based on presently available information. Consequently, the pro forma financial information presented herein is not necessarily indicative of the results that would have been reported had the transaction actually occurred on the dates specified.

The final accounting for the disposition of the wafer test business is still under review by management and will be finalized prior to the filing of K&S’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006. Effective in the second quarter of fiscal 2006, K&S will classify the assets and liabilities of the wafer test business as discontinued operations and report the results of operations for the wafer test business in discontinued operations in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The pro forma information related to the sale of the wafer test business is based on the net book value of net assets sold as of December 31, 2005. Accordingly, K&S’s actual recording of the disposition, including the final sale price, may differ from the pro forma financial information based on the net book value of net assets as of the closing date. The pro forma financial information does not purport to indicate the future financial position or future results of K&S’s operations.

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The following unaudited condensed combined pro forma financial statements are included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference:

Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2005

Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended December 31, 2005 and 2004

Unaudited Pro Forma Condensed Combined Statements of Operations for the fiscal years ended September 30, 2005, 2004, and 2003

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(c) Exhibits

Exhibit No.	Description
99.1	The following unaudited pro forma condensed combined financial statements:

Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2005

Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended December 31, 2005 and 2004

Unaudited Pro Forma Condensed Combined Statements of Operations for the fiscal years ended September 30, 2005, 2004, and 2003

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

99.2	Press Release dated March 6, 2006

99.3	Asset Purchase Agreement among Kulicke and Soffa Industries, Inc., K&S Interconnect, Inc., Kulicke and Soffa (Suzhou), Ltd., Kulicke and Soffa (Japan) Ltd., Kulicke & Soffa (S.E.A.) Pte., Kulicke & Soffa Test Taiwan Co. Ltd., SV Probe Pte. Ltd. and SV Probe, Inc. dated January 25, 2006, filed as Exhibit 10.2 to the Company’s Report on Form 8-K, filed January 30, 2006, is incorporated herein by reference.

99.4	Amendment No. 1 to Asset Purchase Agreement among Kulicke and Soffa Industries, Inc., K&S Interconnect, Inc., Kulicke and Soffa (Suzhou), Ltd., Kulicke and Soffa (Japan) Ltd., Kulicke & Soffa (S.E.A.) Pte., Kulicke & Soffa Test Taiwan Co. Ltd., SV Probe Pte. Ltd. and SV Probe, Inc. dated as of March 3, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Dated: March 9, 2006	By:	/s/ C. Scott Kulicke
	Name:	C. Scott Kulicke
	Title:	Chairman of the Board and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	The following unaudited pro forma condensed combined financial statements:

Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2005

Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended December 31, 2005 and 2004

Unaudited Pro Forma Condensed Combined Statements of Operations for the fiscal years ended September 30, 2005, 2004, and 2003

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

99.2	Press Release dated March 6, 2006.

99.3	Asset Purchase Agreement among Kulicke and Soffa Industries, Inc., K&S Interconnect, Inc., Kulicke and Soffa (Suzhou), Ltd., Kulicke and Soffa (Japan) Ltd., Kulicke & Soffa (S.E.A.) Pte., Kulicke & Soffa Test Taiwan Co. Ltd., SV Probe Pte. Ltd. and SV Probe, Inc. dated January 25, 2006, filed as Exhibit 10.2 to the Company’s Report on Form 8-K, filed January 30, 2006, is incorporated herein by reference.

99.4	Amendment No. 1 to Asset Purchase Agreement among Kulicke and Soffa Industries, Inc., K&S Interconnect, Inc., Kulicke and Soffa (Suzhou), Ltd., Kulicke and Soffa (Japan) Ltd., Kulicke & Soffa (S.E.A.) Pte., Kulicke & Soffa Test Taiwan Co. Ltd., SV Probe Pte. Ltd. and SV Probe, Inc. dated as of March 3, 2006

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